Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Sunoco LP (the “Partnership”) for the quarter ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Owens, as President and Chief Executive Officer of Sunoco GP LLC, the general partner of the Partnership, and as the person performing functions similar to that of the principal financial officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 5, 2016	/s/ Robert W. Owens
Robert W. Owens
President and Chief Executive Officer of Sunoco GP LLC, the general partner of Sunoco LP (Principal Executive Officer and person performing the functions of Principal Financial Officer)

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.